UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2023 biote Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40128	85-1791125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 W. Walnut Hill Ln #100 Irving, Texas 75038
(Address of principal executive offices, including zip code)

(844) 604-1246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BTMD	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	BTMDW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 5, 2023, biote Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as the underwriter (the “Underwriter”), and a selling stockholder (the “Selling Stockholder”), in connection with the offering and sale (the “Offering”) by the Selling Stockholder of 5,217,392 shares (the “shares”) of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at a price of $5.35 per share, less underwriting discounts and commissions. Pursuant to the Underwriting Agreement, the Underwriter has a 30-day option (the “Option”) to purchase up to an additional 782,608 shares of common stock from the Selling Stockholder on the same terms and conditions. On June 5, 2023, the Underwriter partially exercised the Option and purchased an additional 576,108 shares of Class A Common Stock from the Selling Stockholder.

The shares are registered pursuant to an effective registration statement on Form S-1 (Registration No. 333-265714), declared effective by the Securities and Exchange Commission (the “Commission”) on July 19, 2022, as amended by Post-Effective Amendment No. 1 thereto, declared effective by the Commission on April 11, 2023. A prospectus relating to the shares was filed with the Commission on June 7, 2023. The Offering closed on June 7, 2023.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 8.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 5, 2023, by and among the Company, Roth Capital Partners, LLC, as the underwriter, and the Selling Stockholder named therein.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

biote Corp.

By:	/s/ Teresa S. Weber
Name:	Teresa S. Weber
Title:	Chief Executive Officer

Date: June 7, 2023